INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 14. INCOME TAXES

The effective income tax rate for the three months ended June 30, 2014 was 33.9%, an increase of 9.0% compared to the three months ended June 30, 2013. This increase primarily reflects the impact of increased pre-tax income partially offset by increases in the net gain in cash surrender value of BOLI policies held during the three months ended June 30, 2014.

The effective income tax rate for the six months ended June 30, 2014 was 33.9%, a decrease of 2.0% compared to the six months ended June 30, 2013. This decrease primarily reflects the impact of increases in tax-exempt dividend income from preferred stocks and the net gain in cash surrender value of BOLI policies held during the six months ended June 30, 2014.

Income tax returns for the tax years ended December 31, 2012, 2011 and 2010 remain subject to examination by the U.S. Federal and various state tax jurisdictions. The Company had no uncertain tax positions at June 30, 2014 or December 31, 2013.

NOTE 18. INCOME TAXES

The components of the expense and benefit for income taxes for the years ended December 31, 2013 and 2012 are as follows (in thousands):

	2013	2012
Current income tax expense:
Federal	$6,452	$1,770
State	1,394	154

Total current income tax expense	7,846	1,924
Deferred income tax expense (benefit):
Federal	1,119	(3,813)
State	(93)	(510)

Total deferred income tax expense (benefit)	1,026	(4,323)

Total income tax expense (benefit)	$8,872	$(2,399)

A reconciliation of the expected income tax expense or benefit at the statutory federal income tax rate of 35% to the Company’s actual income tax expense or benefit and effective tax rate for the years ended December 31, 2013 and 2012 is as follows (dollars in thousands):

	2013		2012
	Amount	%	Amount	%
Tax expense (benefit) at federal income tax rate	$9,115	35.00%	$(2,529)	-35.00%
Increase (decrease) resulting from:
Dividends received deduction	(1,023)	-3.93%	—	—
State tax, net of federal benefit	845	3.25%	(231)	-3.20%
Other	(65)	-0.25%	361	5.01%

Total	$8,872	34.07%	$(2,399)	-33.19%

The significant components of the net deferred tax assets and liabilities at December 31, 2013 and 2012 are as follows (in thousands):

	2013	2012
Deferred tax assets:
Excess tax basis over carrying value of assets:
Other real estate owned	$11,156	$11,450

Total	11,156	11,450

Excess carrying value over tax basis of liabilities:
Deposits	25	121
FHLB advances	71	910
Clawback liability	4,533	4,616

Total	4,629	5,647

Amortization of intangibles	27,858	30,770
Unrealized losses on securities available for sale	989	—
Allowance for loan losses	28,991	27,946
Non-qualified stock options	5,557	4,733
Other	1,717	1,226

Gross deferred tax assets	80,897	81,772

Deferred tax liabilities:
Loans	(32,693)	(16,648)
Restricted securities	(2,280)	(2,280)
Loss-share indemnification	(34,600)	(48,734)
Deferred tax gain	(5,496)	(8,245)
Unrealized gains on securities available for sale	—	(7,247)

Gross deferred tax liabilities	(75,069)	(83,154)

Deferred tax assets (liabilities), net	$5,828	$(1,382)

Income tax returns for the tax years ended December 31, 2012, 2011 and 2010 remain subject to examination by the U.S. Federal and various state tax jurisdictions. The Company had no uncertain tax positions at December 31, 2013 and 2012.